Exhibit 13

CERTIFICATION OF THE COMPANY'S CO-CHIEF EXECUTIVE OFFICERS

AS REQUIRED BY RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report on Form 20-F of Ituran Location and Control Ltd. (the "Company") for the period ended December 31, 2023as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Co-Chief Executive Officers of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 18, 2024

/s/ Eyal Sheratzky	/s/ Nir Sheratzky
Eyal Sheratzky	Nir Sheratzky
Co-Chief Executive Officer	Co-Chief Executive Officer

CERTIFICATION OF THE COMPANY'S CHIEF FINANCIAL OFFICER

AS REQUIRED BY RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report on Form 20-F of Ituran Location and Control Ltd. (the "Company") for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 18, 2024

/s/ Eli Kamer
Eli Kamer
Chief Financial Officer